SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2004

VIISAGE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation or organization)

000-21559	04-3320515
(Commission file number)	(I.R.S. employer identification no.)

296 Concord Road, Third Floor, Billerica, Massachusetts 01821

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (978) 932-2200

30 Porter Road, Littleton, Massachusetts 01460

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

On February 27, 2004, Viisage Technology, Inc. (“Viisage”) filed a Current Report on Form 8-K (the “Form 8-K”) to report its acquisition of Trans Digital Technologies Corporation, a Delaware corporation (“TDT”), by acquiring all of the outstanding capital stock of TDT. Viisage indicated that it would file certain financial information no later than April 29, 2004, and Viisage hereby amends Item 7 of the Form 8-K to file such financial information.

(a) Financial Statements of TDT.

Included herein as Exhibit 99.1 to this Form 8-K are the audited balance sheets of TDT as of December 31, 2002 and 2003, and the statements of operations, changes in shareholders’ equity, and cash flows for the years ended December 31, 2002 and 2003, and the notes to these audited financial statements.

(b) Pro Forma Financial Information.

The following documents of Viisage appear as Exhibit 99.2 to this Form 8-K and are incorporated herein by reference.

(i)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2003;

(ii)	Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2003; and

(iii)	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

The unaudited pro forma condensed consolidated financial statements attached as Exhibit 99.2 to this Form 8-K are presented for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations for future periods or the financial position or results of operations that actually would have been realized had Viisage and TDT been a combined company during the specified periods. The unaudited pro forma condensed consolidated financial statements, including the related notes, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements and related notes of Viisage, included in its Form 10-K filed with the Securities and Exchange Commission on March 30, 2004 and the historical financial statements of TDT included herein as exhibit 99.1.

The unaudited pro forma condensed consolidated financial statements give effect to Viisage’s acquisition of TDT using the purchase method of accounting. The pro forma condensed consolidated financial statements are based on the respective historical financial statements of Viisage and TDT. The unaudited pro forma condensed consolidated financial information has been prepared on the basis of assumptions described in the notes to the unaudited pro forma condensed consolidated financial statements. In the opinion of management, all adjustments necessary to present fairly this unaudited pro forma condensed consolidated financial information have been made.

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The unaudited pro forma condensed consolidated balance sheet assumes the acquisition took place on December 31, 2003, and the unaudited pro forma condensed consolidated statement of operations assumes the acquisition took place January 1, 2003. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2003 combines Viisage’s statement of operations for the year ended December 31, 2003 with the same period for ZN Vision Technologies AG which was acquired on January 23, 2004 and TDT.

The Exhibit Index hereto is incorporated into this Item 7 by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIISAGE TECHNOLOGY, INC.

Date: April 29, 2004	By:	/s/ William K. Aulet
William K. Aulet
Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
2.1*	Stock Purchase Agreement dated as of February 14, 2004 by and among Viisage Technology, Inc., Trans Digital Technologies Corporation and B.G. Beck.

2.2**	Amended and Restated Secured Promissory Note dated February 27, 2004 between the Company, Trans Digital Technologies Corporation and B.G. Beck

99.1***	Audited Financial Statements of Trans Digital Technologies Corporation for the years ended December 31, 2002 and 2003.

99.2***	Unaudited Pro Forma Condensed Consolidated Financial Statements of Viisage Technology, Inc.

*	Previously filed as an exhibit to the Registrant’s Form 8-K (File No. 000-21559) filed on February 27, 2004.
**	Previously filed as Exhibit 10.56 to the Registrant’s Form 10-K (File No. 000-21559) filed on March 30, 2004.
***	Filed herewith.

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